UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2021

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Suite 4900, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On August 19, 2021, Selectis Health, Inc., a Utah corporation (the “Company”) filed with the State of Utah an Amendment No. 1 to its Second Amended and Restated Articles of Incorporation adding an additional Article pertaining to its reverse stock split. A copy of Amendment No. 1 is filed herewith as Exhibit 10.1.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 21, 2021 – Selectis Health, Inc. (formerly Global Healthcare REIT, Inc.) (the “Company” or “Selectis”), issued a press release announcing that it intends to effect a reverse stock split of its common stock at a ratio of 1 post-split share for every 10 pre-split shares (the “Reverse Split”). Selectis’ common stock will continue to be traded on the OTC.Pink of the OTC Markets Group, Inc. under the ticker symbol GBCS and will begin trading on a split-adjusted basis when the market opens on Wednesday, September 22, 2021, (the “Effective Date”) under a new CUSIP number 816291108. For a period of 20 business days, a “D” will be placed on the Company’s ticker symbol to reflect the Reverse Split. A copy of the press release is filed herewith as Exhibit 99.1.

Also on the Effective Date, the Company’s common stock will be quoted under the new name “Selectis Health, Inc.” which was previously approved by the Company’s shareholders (the “Name Change”).

The Company has filed an Amendment No. 1 to its Second Amended and Restated Articles of Incorporation reflecting the Reverse Split and Name Change.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01: EXHIBITS

Item	Title
10.1	Amendment No. 1 to Second Amended and Restated Articles of Incorporation
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc. (Registrant)

Dated:	September 22, 2021	/s/ Lance Baller
Lance Baller, CEO